                                                                  Exhibit (m)(1)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,749.14
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $7,123.91
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $608.68
- Mortality & Expense Charge****         $82.85
+ Hypothetical Rate of Return*****     ($95.74)
                                       --------
=                                        $8,749  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                   COI
              -----                   ---
                1                  $43.64
                2                  $43.66
                3                  $43.67
                4                  $43.69
                5                  $43.70
                6                  $43.72
                7                  $43.73
                8                  $43.75
                9                  $43.76
               10                  $43.78
               11                  $43.79
               12                  $43.81
            Total                 $524.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month          Interest
           -----          --------
             1             ($8.30)
             2             ($8.24)
             3             ($8.18)
             4             ($8.12)
             5             ($8.06)
             6             ($8.01)
             7             ($7.95)
             8             ($7.89)
             9             ($7.83)
            10             ($7.78)
            11             ($7.72)
            12             ($7.66)
         Total            ($95.74)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $8,749.14
- Year 5 Surrender Charge            $2,084.00
                                     ---------
=                                       $6,665  (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,578.42
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $8,346.83
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $604.53
- Mortality & Expense Charge****         $93.91
+ Hypothetical Rate of Return*****      $517.52
                                       --------
=                                       $10,578  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1                $43.36
             2                $43.36
             3                $43.37
             4                $43.37
             5                $43.37
             6                $43.38
             7                $43.38
             8                $43.38
             9                $43.39
            10                $43.39
            11                $43.39
            12                $43.40
            Total            $520.53

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1                 $43.46
             2                 $43.40
             3                 $43.34
             4                 $43.28
             5                 $43.22
             6                 $43.16
             7                 $43.10
             8                 $43.04
             9                 $42.97
            10                 $42.91
            11                 $42.85
            12                 $42.79
            Total             $517.52

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,578.42
- Year 5 Surrender Charge             $2,084.00
                                     ----------
=                                        $8,494  (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,730.41
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $9,728.50
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $599.76
- Mortality & Expense Charge****        $106.39
+ Hypothetical Rate of Return*****    $1,295.55
                                      ---------
=                                       $12,730  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1                $43.04
             2                $43.03
             3                $43.02
             4                $43.01
             5                $43.00
             6                $42.99
             7                $42.97
             8                $42.96
             9                $42.95
            10                $42.94
            11                $42.93
            12                $42.92
            Total            $515.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1               $105.64
             2               $106.05
             3               $106.47
             4               $106.88
             5               $107.30
             6               $107.73
             7               $108.16
             8               $108.59
             9               $109.02
            10               $109.46
            11               $109.90
            12               $110.35
         Total             $1,295.55

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,730.41
- Year 5 Surrender Charge             $2,084.00
                                     ----------
=                                       $10,646  (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,565.24
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $6,982.90
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $654.78
- Mortality & Expense Charge****         $81.36
+ Hypothetical Rate of Return*****     ($94.01)
                                       --------
=                                        $8,565  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---
             1               $47.47
             2               $47.49
             3               $47.50
             4               $47.52
             5               $47.54
             6               $47.56
             7               $47.57
             8               $47.59
             9               $47.61
            10               $47.63
            11               $47.64
            12               $47.66
         Total              $570.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1               ($8.17)
             2               ($8.11)
             3               ($8.05)
             4               ($7.99)
             5               ($7.92)
             6               ($7.86)
             7               ($7.80)
             8               ($7.74)
             9               ($7.68)
            10               ($7.62)
            11               ($7.56)
            12               ($7.50)
         Total              ($94.01)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $8,565.24
- Year 5 Surrender Charge          $2,084.00
                                   ---------
=                                     $6,481  (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,367.87
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $8,189.48
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $650.34
- Mortality & Expense Charge****         $92.27
+ Hypothetical Rate of Return*****      $508.49
                                      ---------
=                                       $10,368  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---
             1               $47.17
             2               $47.17
             3               $47.18
             4               $47.18
             5               $47.19
             6               $47.19
             7               $47.20
             8               $47.20
             9               $47.21
            10               $47.21
            11               $47.22
            12               $47.22
         Total              $566.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1                $42.81
             2                $42.73
             3                $42.65
             4                $42.57
             5                $42.49
             6                $42.42
             7                $42.34
             8                $42.26
             9                $42.18
            10                $42.10
            11                $42.02
            12                $41.94
            Total            $508.49

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,367.87
- Year 5 Surrender Charge             $2,084.00
                                     ----------
=                                        $8,284  (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,489.68
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $9,553.29
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $645.22
- Mortality & Expense Charge****        $104.59
+ Hypothetical Rate of Return*****    $1,273.69
                                     ----------
=                                       $12,490  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---
             1               $46.83
             2               $46.82
             3               $46.81
             4               $46.80
             5               $46.79
             6               $46.77
             7               $46.76
             8               $46.75
             9               $46.74
            10               $46.73
            11               $46.72
            12               $46.71
            Total           $561.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1                $104.08
             2                $104.44
             3                $104.81
             4                $105.18
             5                $105.56
             6                $105.93
             7                $106.31
             8                $106.70
             9                $107.08
            10                $107.47
            11                $107.86
            12                $108.26
            Total           $1,273.69

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $12,489.68
- Year 5 Surrender Charge           $2,084.00
                                   ----------
=                                     $10,406  (rounded to the nearest dollar)